UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2010

FIRSTGOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20722	16-1400479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Cornell Avenue Lovelock, NV	89419
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 273-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy Filing

On January 27, 2010 Firstgold Corp. voluntarily filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. The filing was made in the United States Bankruptcy Court, District of Nevada (Case #10-50215). In the filing Firstgold listed assets of $17,957,805 and liabilities of $26,981,427 and outstanding common shares of 196,770,012. The current management of Firstgold will continue to operate the company subject to the supervision and orders of the Bankruptcy Court while Firstgold seeks to establish a reorganization plan.

Item 5.02 Departure of Directors

On January 26, 2010 Bob Heimler submitted his resignation as a Director of Firstgold Corp. This action was voluntary and not as a result of any disagreement with Firstgold or its management.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Press Release dated January 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2010	FIRSTGOLD CORP.

By:	/s/ Terry Lynch
Terry Lynch, Chief Executive Officer